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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 19, 2004



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada             000-17082                               N/A
------------------------       ------------------------      -------------------
(Jurisdiction of               (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


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ITEM 5.        OTHER EVENTS

               QLT reported today that its alliance partner Novartis Ophthalmics will offer a temporary discount on Visudyne(R) to physician customers, in response to a reduction in the Medicare reimbursement rate of Visudyne resulting from implementation of the Medicare Prescription Drug Improvement and Modernization Act of 2003. QLT also reported that QLT and Novartis have made a request to the Centers for Medicare and Medicaid Services requesting an exception from the reimbursement reduction for Visudyne, in respect of which they expect a response on April 1, 2004.


ITEM 7.        EXHIBITS

Exhibit
Number         Description
-------        -----------
99.1           Press Release dated January 19,  2004




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.





                                                                      QLT Inc.
                                                                    ------------
                                                                    (Registrant)






Date        January 19, 2004               /s/  Paul J. Hastings
      -----------------------------        -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer